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                                                                      EXHIBIT 21

                   GENCOR INDUSTRIES, INC. AND SUBSIDIARIES

                        SUBSIDIARIES OF THE REGISTRANT


All of the operating subsidiaries of Gencor Industries, Inc., a Delaware Corporation, listed below are included in the Consolidated Financial Statements:

                                                                    State in Which     Country in Which
                                                                     Incorporated        Incorporated
                                                                     ------------        ------------
General Combustion Corporation                                         Florida

Thermotech Systems Corporation                                         Florida

General Combustion Limited                                                                  England

Bituma-Stor, Inc.                                                        Iowa

Bituma Corporation                                                    Washington

The Davis Line, Inc.                                                   Indiana

Equipment Services Group, Inc.                                         Florida

Consolidated Process Machinery, Inc.                                  California

CPM/Europe Limited                                                                          Ireland

CPM/Europe S.A.                                                                             France

CPM/Europe B.V.                                                                           Netherlands

CPM/Pacific (Private) Limited                                                              Singapore

Silver Weibull AB                                                                           Sweden

California Pellet Mill Europe Limited                                                   United Kingdom

CPM Brazil, Inc.                                                       Florida

CPM do Brasil Ltda.                                                                         Brazil

Gumaco Industria E Comercio Ltda.                                                           Brazil

Gumaco Projectos E. Montagens Ltda.                                                         Brazil

CPM Industria E Comercio Ltda.                                                              Brazil

Gencor ACP, Ltd.                                                                            England